                                                                  EXECUTION COPY



________________________________________________________________________________


                                 AMENDMENT NO. 2

                                       to

                              AMENDED AND RESTATED
                          SALE AND SERVICING AGREEMENT

                                      among

                 ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                     Issuer

                        ARCADIA RECEIVABLES FINANCE CORP.
                                     Seller

                             ARCADIA FINANCIAL LTD.
                   In its individual capacity and as Servicer

             BANK OF AMERICA, NATIONAL TRUST AND SAVINGS ASSOCIATION
                       Administrative Agent And RCC Agent

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                    DFC Agent

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
             Backup Servicer, Collateral Agent and Indenture Trustee

________________________________________________________________________________

                               TABLE OF CONTENTS


                                                                                                       PAGE

                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                                   AMENDMENTS
  SECTION 2.1   Amendments to Section 1.1 of the Sale and Servicing Agreement .........................1
  SECTION 2.2   Amendment to Section 2.1(a) of the Sale and Servicing Agreement .......................2
  SECTION 2.3   Amendment to Exhibit B to the Sale and Servicing Agreement ............................2
  SECTION 2.4   Amendment to Exhibit H to the Sale and Servicing Agreement ............................2
  SECTION 2.5   Amendment to Schedule A to the Sale and Servicing Agreement ...........................2

                                   ARTICLE III
                                  MISCELLANEOUS

  SECTION 3.1   Counterparts; Effectiveness  ...........................................................3
  SECTION 3.2   Governing Law; Entire Agreement ........................................................3
  SECTION 3.3   Headings ...............................................................................3
  SECTION 3.4   Sale and Servicing Agreement in Full Force and Effect as Amended .......................3
  SECTION 3.5   Limitation of Owner Trustee Liability ..................................................3

      AMENDMENT NO. 2 dated as of November 4,1999 (this "AMENDMENT") to AMENDED AND RESTATED SALE AND SERVICING AGREEMENT dated as of July 21, 1998, as amended by Amendment No. 1 dated as of July 13, 1999 (the "SALE AND SERVICING AGREEMENT"), among Arcadia Automobile Receivables Warehouse Trust, a Delaware business trust (the "ISSUER"), Arcadia Receivables Finance Corp., a Delaware corporation, as Seller (the "SELLER"), Arcadia Financial Ltd., a Minnesota corporation, in its individual capacity and as Servicer, (in its individual capacity, "AFL" and in its capacity as Servicer, the "SERVICER"), Norwest Bank Minnesota, National Association, a national banking association, as Backup Servicer (in such capacity, the "BACKUP SERVICER"), as Collateral Agent (in such capacity, the "COLLATERAL AGENT") and as Indenture Trustee (in such capacity, the "INDENTURE TRUSTEE"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as the Administrative Agent and the RCC Agent and Morgan Guaranty Trust Company of New York, as DFC Agent.

      WHEREAS, the parties listed above have entered into the Sale and Servicing Agreement;

      WHEREAS, pursuant to Section 7.1(b) of the Sale and Servicing Agreement, the Issuer, the Seller, AFL, the Servicer, the Administrative Agent and each Agent desire to amend the Sale and Servicing Agreement in certain respects as provided below;

      WHEREAS, each of the Indenture Trustee, the Backup Servicer, and the Security Insurer and a Note Majority is willing to consent to this Amendment as required by Section 7.1(b) of the Sale and Servicing Agreement;

      NOW, THEREFORE, the parties to this Amendment hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

      Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

                                   ARTICLE II

                                   AMENDMENTS

      SECTION 2.1 AMENDMENTS TO SECTION 1.1 OF THE SALE AND SERVICING AGREEMENT. The definition of "QUALIFYING RECEIVABLE" appearing in Section 1.1 of the Sale and Servicing Agreement is amended by deleting the proviso at the end thereof and replacing it with the following:

                  PROVIDED, the aggregate Principal Balance of the following types of Receivables in excess of the applicable specified percentages shall be excluded from the Principal Balance of Qualifying Receivables for all purposes hereunder, including, the denominator of the aforesaid calculation and the calculation of the Collateral Test:



      TYPE OF RECEIVABLE                     APPLICABLE PERCENTAGE
      -----------------                      ---------------------
      Risk Tranche A                              100%
      Risk Tranche B                              100%
      Risk Tranche C                              100%
      Risk Tranche D                               37%
      Risk Tranche E                               12%
      Risk Tranche F                              0.5%
      Risk Tranche G                              0.0%
      Risk Tranche H                              1.5%


      SECTION 2.2 AMENDMENT TO SECTION 2. 1(a) OF THE SALE AND SERVICING AGREEMENT. Clause (i) of the second sentence of Section 2.1(a) of the Sale and Servicing Agreement is hereby amended by deleting the dollar amount "$7,000,000" and inserting in lieu thereof the dollar amount "$5,000,000".

      SECTION 2.3 AMENDMENT TO EXHIBIT B TO THE SALE AND SERVICING AGREEMENT. The Form of Servicer's Certificate, Exhibit B to the Sale and Servicing Agreement, is hereby deleted in its entirety and replaced with the new form of Servicer's Certificate attached hereto as Exhibit B.

      SECTION 2.4 AMENDMENT TO EXHIBIT H TO THE SALE AND SERVICING AGREEMENT. The Form of Notice of Request for Advance, Exhibit H to the Sale and Servicing Agreement, is hereby amended by deleting the parenthetical phrase "(Note: such amount shall be at least $7 million)" and inserting in lieu thereof the parenthetical phrase "(Note: such amount shall be at least $5 million)".

      SECTION 2.5 AMENDMENT TO SCHEDULE A TO THE SALE AND SERVICING AGREEMENT. The last sentence of paragraph 27 in Schedule A to the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

                  Each of the following types of Receivables constitutes no more than the applicable specified percentage of the aggregate outstanding Principal Balance of the Receivables:

                  Type of Receivable                       Applicable Percentage
                  ------------------                       ---------------------
                  Risk Tranche A                                  100%
                  Risk Tranche B                                  100%
                  Risk Tranche C                                  100%
                  Risk Tranche D                                   37%
                  Risk Tranche E                                   12%
                  Risk Tranche F                                  0.5%
                  Risk Tranche G                                  0.0%
                  Risk Tranche H                                  1.5%


                                   ARTICLE III

                                  MISCELLANEOUS

      SECTION 3.1 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Servicer shall have received (a) counterparts hereof executed on behalf of the Issuer, the Seller (including in its capacity as Owner), the Servicer, the Administrative Agent and the Agents, (b) the consents of the Backup Servicer, the Indenture Trustee, the Security Insurer and the Noteholders, to the terms of this Amendment, (c) evidence of notice to Standard & Poor's and Moody's of this Amendment and (d) an opinion of counsel to AFL and the Seller, dated the date hereof, addressed to the Agents, the Indenture Trustee, the Owner Trustee and the Security Insurer, to the effect that (i) the execution of this Amendment is authorized by the Sale and Servicing Agreement and (ii) no financing statements are required to be filed in connection with this Amendment in order to preserve and protect the interest of the Issuer and the Collateral Agent in the Receivables and other Seller Conveyed Property.

      SECTION 3.2 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Sale and Servicing Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 3.3 HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

      SECTION 3.4 SALE AND SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Sale and Servicing Agreement shall remain in full force and effect. All reference to the Sale and Servicing Agreement in any other document or instrument shall be deemed to mean the Sale and Servicing Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Sale and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Sale and Servicing Agreement were set forth herein.

      SECTION 3.5 LIMITATION OF OWNER TRUSTEE LIABILILY. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or the other related documents.

                                            [Signature Pages to Follow]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                       ISSUER:

                                       ARCADIA AUTOMOBILE RECEIVABLES
                                       WAREHOUSE TRUST

                                       By: WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely as
                                           Owner Trustee

                                       By: /s/ Mary Kay Pupillo
                                           ------------------------------------
                                           Name: Mary Kay  Pupillo
                                           Title: Financial Services Officer

                                       SELLER:
                                       ARCADIA RECEIVABLES FINANCE
                                       CORP.

                                       By: /s/ John A. Witham
                                           ------------------------------------
                                           Name:    John A. Witham
                                           Title:   Senior Vice President
                                                    and Chief Financial Officer

                                        SERVICER:
                                        ARCADIA FINANCIAL LTD.,
                                        in its individual capacity
                                        and as Servicer

                                        By: /s/ John A. Witham
                                           ------------------------------------
                                            Name:    John A. Witham
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer


     [Signature Page to Amendment No. 2 to Amended and Restated Sale and
                             Servicing Agreement]

                                     BANK OF AMERICA, N.A.,
                                      (formerly known as Bank of America
                                      National Trust and Savings Association)
                                      as Administrative Agent and RCC Agent


                                     By: /s/ Brian D. Krum
                                         ------------------------------------
                                         Name:   BRIAN D. KRUM
                                         Title:  VICE PRESIDENT

                                     MORGAN GUARANTY TRUST COMPANY OF
                                     NEW YORK, as DFC Agent

                                     By: /s/ Richard A. Burke
                                         ------------------------------------
                                         Name:  Richard A. Burke
                                         Title: Vice President

                                     AGREED AND CONSENTED:

                                     BACKUP SERVICER:

                                     NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, not in
                                     its individual capacity but as
                                     Backup Servicer and Collateral Agent

                                     By:  /s/ Eileen R. O'Connor
                                         ------------------------------------
                                         Name:  Eileen R. O'Connor
                                         Title: Assistant Vice President

                                     INDENTURE TRUSTEE:
                                     NORWEST BANK MINNESOTA
                                     NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee

                                     By:  /s/ Eileen R. O'Connor
                                         ------------------------------------
                                         Name:  Eileen R. O'Connor
                                         Title: Assistant Vice President

     [Signature Page to Amendment No. 2 to Amended and Restated Sale and
                             Servicing Agreement]

                                    FINANCIAL SECURTY ASSURANCE INC.


                                    By: /s/ Errol Uhr
                                        ------------------------------------
                                        Name:   ERROL UHR
                                        Title:  MANAGING DIRECTOR



[Signature Page to Amendment No. 2 to Amended and Restated Sale and Servicing Agreement]

                                                                       EXHIBIT B

                        FORM OF SERVICER'S CERTIFICATE



Delivered by Arcadia Financial Ltd. ("The Servicer").

In accordance with the terms of the Amended and Restated Sale and Servicing Agreement (the "Servicing Agreement"), dated July 21,1998 (as amended from time to time) among Arcadia Automobile Receivables Warehouse Trust, Arcadia Receivables Conduit Corp., Arcadia Receivables Finance Corporation, Arcadia Financial Ltd. in its individual capacity and as Servicer, Bank of America National Trust & Savings Association as Administrative Agent, and Norwest Bank Minnesota, National Association as Backup Servicer, Collateral Agent and Indenture Trustee, the Servicer hereby certifies that the following information is true and correct. Capitalized terms used in this certificate shall have the meaning given them I in the Servicing Agreement.



Dates

          1    Accounting Date:                                                      01/00/00
          2    Determination Date:                                                   01/00/00
          3    Distribution Date:                                                    01/00/00
          4    Number of Days in Accounting Date Month                                      0
          5    Has an Amortization Period commenced (Y/N)                                   N

Rates     5    2-year Treasury                                                          0.00%
          6    30-day CP composite rate                                                 0.00%
          7    Offshore Rate                                                            0.00%
          8    Weighted Average APR of Qualifying Receivables                           0.00%
          9    Basis Fee Percent                                                       0.000%
          10   Total Expense Percent                                                   0.000%
Auto Loan Information
          11   Total Receivables                                                        $0.00
          13   Total Financed Repossessions                                             $0.00
                                                                                        -----
               Aggregate Principal Balance                                              $0.00
               Less: Receivables in excess of the following Risk Tranche Percentages:   $0.00
                              Risk Tranche A: 100%                                      $0.00
                              Risk Tranche B: 100%                                      $0.00
                              Risk Tranche C: 100%                                      $0.00
                              Risk Tranche D: 37%                                       $0.00
                              Risk Tranche E: 12%                                       $0.00
                              Risk Tranche F: 0.50%                                     $0.00
                              Risk Tranche G: 0%                                        $0.00
                              Risk Tranche H: 1.50%                                     $0.00
               Total aggregate Principal Balance of Receivables                         $0.00
          14   Amount on deposit in Collection Account                                  $0.00
          14a  Lockbox Account Balance on Accounting Date                               $0,00
          15   WAC Deficiency Deposit                                                   $0.00
               Aging of Pool
          16         Current                                                            $0.00
          17         1-30 days past due                                                 $0.00
          18         31-60 days past due                                                $0.00
          19         61-90 days past due                                                $0.00
          20         90+ days past due                                                  $0.00
                                                                                        -----
                Total (should equal aggregate Prinicipal Balance)                       $0.00
          21    Advance Principal Distributable Amount                                  $0.00

Funding Data
          22   Is the purchase of Notes funded with CP (Y/N)                                Y
          23   Outstanding Principal Amount as of Accounting Date                       $0.00
          24   Advance Interest Carryover Shortfall                                     $0.00
          25   Interest Related to Prepayments                                          $0.00
          26   Total Interest due on Distribution Date                                  $0.00
Portfolio Performance
                Liquidated Receivables Calculation
                   Those Receivables where:
          27       (i)   91 days have elapsed since the Servicer repossessed the
                         Financed Vehicle;                                              $0.00
          28       (ii)  the Servicer has determined in good faith that all
                         amounts it expects to recover have been received:              $0.00
          29       (iii) all or any portion of a Scheduled Payment shall have
                         become more than 180 days delinquent                           $0.00
                                                                                        -----
               Total Liquidated Receivables                                             $0.00
          30   FOR RECEIVABLES PLEDGED AS OF THE LAST DAY OF THE ACCOUNTING PERIOD,
               TOTAL COLLECTIONS ON THOSE RECEIVABLES MADE DURING THE ACCOUNTING
               PERIOD ON OR AFTER THE DATE PLEDGED.                                     $0.00


                                     Page 1

Required Distributions from the Distribution Amount, Pursuant to Section 4.5(a) of the Servicing Agreement:

          (i)    Advance Interest Distributable Amount                                  $0.00

          (ii)   Amount of Outstanding Monthly Advances for which the Servicer
                 (or AFL) is entitled to be reimbursed and for which the Servicer
                 (or AFL) has not been previously reimbursed                            $0.00

          (iii)  Accrued and unpaid fees and expenses, pro rata, to the extent that such Person has not previously received such amounts from
                 Servicer or AFL:
                     Accrued and unpaid fees of the Indenture Trustee                   $0.00
                     Accrued and unpaid expenses of the Indenture Trustee               $0.00
                     Accrued and unpaid fees of the Owner Trustee                       $0.00
                     Accrued and unpaid fees of the Lockbox Bank                        $0.00
                     Accrued and unpaid fees of the Custodian                           $0.00
                     Accrued and unpaid fees of the Backup Servicer                     $0.00
                     Accrued and unpaid fees of the Collateral Agent                    $0.00
                     Transition expense of successor Servicer (not to
                     exceed $50,000)                                                    $0.00

          (iv)   Basic Servicing Fee for the related Monthly Period (see page 4)        $0.00
                 Supplemental Servicing Fees for the Related Monthly period             $0.00
                 Amounts permitted to be paid to the Servicer pursuant to Section
                 4.2:                                                                   $0,00

          (v)    With respect to an Amortization Period, so long as no
                 Amortization Event has occured, the Advance Principal
                 Distributable Amount                                                   $0.00

          (vi)   Any amount owed and unpaid to the Security Insurer under the
                 Insurer Agreement, whether or not AFL or any other Person is also
                 obligated to pay such amounts                                          $0.00

          (vii)  With respect to the Receiving Period, an amount required to be at least equal to the sum of:
                     (1) the WAC Deficiancy Amount, if any, and                         $0.00
                     (2) the amount necessary to be held in the Collection Account
                         such that Collateral Test will be satisfied                    $0.00

          (viii) With respect to an Amortization Period, so long as no
                 Amortization Event has occured, the amount equal to the remaining amount on deposit in the Collection Account necessary to pay down
                 the unpaid principal amount of the Advances                            $0.00

          (ix)   To the Agent for distribution, any amounts owing to the Agent, the Noteholders or any Permitted Assignee under the Note Purchase
                 Agreement, the Fee Letter or any other Related Document, to the
                 extent not otherwise paid                                              $0.00

                     Total Required Distribution (Note: Item (vii) not distributed      $0.00
                     but retained in Collection Account)

                 COLLECTIONS ALLOCATED TO PRINCIPAL REDUCTIONS TO REMAIN IN THE
                 COLLECTION ACCOUNT                                                     $0.00

          (x)    Any remaining portion of Distribution Amount to the Spread
                 Account (Collection Account balance less Total Required
                 Distribution note: Item (vii) not distributed but retained in the
                 Collection Account)                                                    $0.00


CALCULATION OF SPREAD ACCOUNT
          (i)    BALANCE OF SPREAD ACCOUNT ON ACCOUNTING DATE                           $0.00
          (ii)   EXCESS DISTRIBUTION AMOUNT TO SPREAD ACCOUNT                           $0.00
          (iii)  TOTAL IN SPREAD ACCOUNT                                                $0.00
          (iv)   AGGREGATE PRINCIPAL BALANCE OF RECEIVABLES MULTIPLIED BY 1.5%          1.50%
          (v)    SPREAD ACCOUNT MAXIMUM AMOUNT                                          $0.00
          (vi)   AMOUNT RELEASED TO ISSUER (v-iii)                                      $0.00

          NOTE: IF ADVANCES ARE PAID OFF AND THE COLLECTION ACCOUNT REDUCED TO $0 AFTER DETERMINATION DATE AND BEFORE DISTRIBUTION DATE, NO DISTRIBUTIONS WILL BE MADE FROM EITHER THE COLLECTION ACCOUNT OR THE SPREAD ACCOUNT.


Calculation of WAC deficiency Percentage and Amount
     The excess, if any, of (A) 8.25%                                                   8.250%
     plus the greatest of:

          (I)  the sum of 2 year Treasury Yield + 0.60%
               + Basic fee % + Total Expense %                        0.600%
          (II) (30 day CP composite % 1.2) + 0.25%
               + Total Exp. %                                         0.250%
          (III)(Offshore Rate = 1.2) + 0.375%
               + Total Exp. %                                         N/A
                                                                      --

     Maximum:                                                                           8.850%

     over (B) the Weighted Average APR of Qualifying Receivables                        0.000%
                                                                                         -----

     WAC Deficiency Percentage                                                       N/A

     multiplied by 1.7                                                                  0.000%
     multiplied by the Principal Balance of Qualifying Receivables                      $0.00
                                                                                        -----
     equals WAC Deficiency Amount                                                       $0.00

Calculation of Collateral Value of Receivables
     1)  Total current principal outstanding on Qualifying Receivables                  $0.00
     2)  multiplied by Collateral Ratio                                                 83.00 %
                                                                                     ----------
         Collateral Value                                                               $0.00

Collateral Test

      1)    Amount on deposit in Collection Account                                     $0.00
            Lockbox Account balance on Accounting Date                                  $0.00
            Less WAC Deficiency Deposit                                                 $0.00
            Plus the Total Collateral Value of all Qualifying Receivables               $0.00
                                                                                     ----------
                                                                                        $0.00

      2)    Aggregate outstanding amount of all Advances (less than or = to above)      $0.00

      Is the Collateral Test satisfied?       YES

      If Collateral Test not satified, amount required to be held
      in Collection Account                                                             $0.00

Determination of Advance Interest Distributable Amount

      1)    Oustanding Advance Balance                                                  $0.00

      2)    Total Interest accrued during the immediately preceding interest
            Period                                                                      $0.00

      3)    Less the amount of any interest that accrued during the preceding interest Period on any Advance that was prepaid during such interest Period pursuant to section 2.1(e) of the Repurchase
            Agreement and deposited into the Note Distribution Account pursuant
            to Section 4.10(b) of the Servicing Agreement                               $0.00
                                                                                        -----
                  Advance Monthly Interest Distributable Amount                         $0.00

      4)    Determination of the Advance Interest Distributable Amount


            a)    Advance Monthly Interest Distributable Amount                         $0.00

            b)    Advance Interest Carryover Shortfall                                  $0.00
                                                                                     ----------
                  Advance Interest Distributable Amount                                 $0.00


                                     Page 3


Determination of the Basic Servicing Fee
     ADVANCES PAID OFF DURING THE ACCOUNTING PERIOD AND COLLECTION ACCOUNT
               REDUCED TO $0?  YES/NO                                                    No
                                                                                ===========
               DATE OF PAY OFF
                                                                                -----------
     IF YES, AVERAGE AGGREGATE PRINCIPAL BALANCE of RECEIVABLES PLEDGED
               AFTER ADVANCES PAID OFF

     IF NO, AVERAGE AGGREGATE PRINCIPAL BALANCE OF RECEIVABLES PLEDGED
               DURING THE ACCOUNTING PERIOD

               Average Aggregate Principal Balance of Receivables pledged               $0.00
               multiplied by the Basic Servicing Fee Rate                               1.65%
               multiplied by $1/360                                                     8.51%
                                                                                -------------
                                                                                        $0.00


               IN WITNESS WHEREOF I, Michael J. Sherman
                    executed this Certificate as of the date set forth above

               By:____________________________________

               Title:  Treasurer
                      --------------------------------


                                     Page 4